UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2015 (June 12, 2015)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2015 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) held on June 12, 2015 (the “Annual Meeting”), the Company’s shareholders approved the Regeneron Pharmaceuticals, Inc. Cash Incentive Bonus Plan (the “Plan”).  The Plan was previously adopted by Regeneron’s Board of Directors (the “Board”) on April 2, 2015 based upon the recommendation by the Compensation Committee of the Board.

A description of the material terms of the Plan is set forth on pages 70 - 72 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2015 (the “Proxy Statement”) and is incorporated herein by reference.  The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix B to the Proxy Statement and is also filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.

Proposal 1 — Election of Directors

The following nominees for Class III directors were elected to serve until the 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles A. Baker	99,309,806	10,685,915	5,262,045
Arthur F. Ryan	106,327,368	3,668,353	5,262,045
George L. Sing	99,325,776	10,669,945	5,262,045
Marc Tessier-Lavigne, Ph.D.	96,290,820	13,704,901	5,262,045

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved based upon the following votes:

For:	114,739,332
Against:	368,599
Abstain:	149,835

Proposal 3 — Approval of Cash Incentive Bonus Plan

The proposal to approve the Plan was approved based upon the following votes:

For:	108,470,008
Against:	1,353,362
Abstain:	172,351
Broker Non-Votes:	5,262,045

Proposal 4 — Approval of an Amendment to the Company’s Certificate of Incorporation

The proposal to approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock and common stock was approved based upon the following votes:

For:	113,081,659
Against:	1,912,536
Abstain:	263,571

Proposal 5 — Nonbinding Shareholder Proposal Relating to Proxy Access

The nonbinding shareholder proposal relating to proxy access was not approved based upon the following votes:

For:	30,691,027
Against:	79,046,839
Abstain:	257,855
Broker Non-Votes:	5,262,045

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

10.1                        Regeneron Pharmaceuticals, Inc. Cash Incentive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

By:	/s/ Joseph J. LaRosa
Name:	Joseph J. LaRosa
Title:	Senior Vice President, General Counsel and Secretary

Date: June 17, 2015

EXHIBIT INDEX

Number	Description

10.1	Regeneron Pharmaceuticals, Inc. Cash Incentive Bonus Plan.